Middlefield Banc Corp.  2023 First Quarter Investor Presentation (Nasdaq: MBCN) Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.bank on the “Investor Relations” page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation. www.middlefieldbank.bank

Middlefield Banc Corp. Middlefield Banc Corp. (Nasdaq: MBCN) Providing financial services throughout Central, Western and Northeast Ohio Profitably serving its communities, customers, employees, and shareholders by its commitment to quality, safety and soundness, and maximizing shareholder value www.middlefieldbank.bank

www.middlefieldbank.bank Middlefield: A community bank that is safe, strong and committed Highlights Strategic Strengths People: Experienced leadership team Strong bench of management talent Management succession with Ron Zimmerly (President) and Mike Ranttila (CFO) Communities: Serving attractive Ohio banking markets Expanded presence in Ohio with the December 2022 Liberty Bancshares merger Optimally positioned between rural (funding) and metropolitan (lending) communities Customers: Balanced mix of retail and commercial customers Geauga County in Northeast Ohio is home to the world’s 4th largest Amish population Community Banking Values and Focus: Providing superior and responsive financial services since 1901 Committed to quality, safety and soundness Local decision making and community investment creates competitive advantage Financial Strength: Profitable throughout the economic cycle and never reported a loss AOCI impact is minimal Above peer ROAA, NIM, and Equity/Assets, and Tangible Equity/Assets* Returning capital through cash dividends, special dividends, and share repurchases $817 million of liquidity available through FHLB facilities and brokered deposits 21 Branches 120+ Years of Service 3 Strong and Compelling Ohio Markets #1 Community Bank in Core NE Ohio Market 4.26% Net Interest Margin in Q1 of 2023 * Please see Reconciliation of Non-GAAP Measures on slide 25

Only independent community bank with exposure to Central, Western and Northeast Ohio Markets Branches located in counties that have above average median household income, median value of owner-occupied housing, and employment rates www.middlefieldbank.bank Compelling Ohio Banking Franchise Middlefield locations

www.middlefieldbank.bank Historic Growth Underway in The Columbus Region Franklin Pickaway Union Madison Delaware Morrow Licking Fairfield Logan Marion The 10-county area in Central Ohio is home to over 2.2 million people and 16 Fortune 1000 company headquarters. The Columbus region is the 14th largest metropolis in the U.S. According to https://columbusregion.com/meet-the-region Sources:(1) Betsy Liska Goldstein, “Intel on Intel” https://www.youtube.com/watch?v=9MO0wPg4CYw (2) https://www.cleveland19.com/2022/09/09/intels-investment-ohio-could-have-100-billion-impact/ (3) https://columbusregion.com/meet-the-region/demographics/ Historic economic development is underway across Central Ohio including recently announced projects(1) from Intel ($100 Billion), Amazon ($4.5 Billion), Honda ($4.5 Billion), and Nationwide Children’s Hospital ($3.3 Billion). Intel’s project alone is the largest single private-sector investment in Ohio’s history. Intel’s initial $20 billion investment into two new factories in Licking County could grow to as much as $100 billion by the time the buildout is complete, creating one of the largest semiconductor manufacturing sites in the world. The first phase of the project is expected to create 3,000 Intel jobs and 7,000 construction jobs(2). The Columbus Region has experienced robust growth. From 2010 to 2020, the population of the city alone increased at a growth rate of more than 12%, which is substantially higher than the 2.1% average for the rest of the Midwest. The Columbus Region is expected to expand to 3 million people by 2050(3). Every job at Intel is expected to create 13 more jobs in other industries, creating a total of 39,000 jobs in Central Ohio(1). The Middlefield Banking Company has a strong and established presence throughout Central and Western Ohio. With 10 locations throughout Central and Western Ohio, The Middlefield Banking Company is one of the largest independent community banks in the region making it well positioned to support the rapidly expanding financial needs of its surrounding communities.

www.middlefieldbank.bank History of Creating Value for Shareholders Total Shareholder Return Value Drivers $100 invested in Middlefield Banc Corp. since 2011, has achieved a total return of $462 compared to $250 for the KBW Regional Bank Index, and $254 for the Nasdaq Bank Index. Middlefield has outperformed the KBW Regional Bank Index and the Nasdaq Bank Index by 85.3% and 82.2%, respectively over this period. Never reported an annual loss Compelling dividend yield Capital allocation strategy focused on Acquisitions, Share buybacks and Dividends Long-term earnings and asset growth Management focused on long-term value creation

Total Shareholder Return (TSR) Since Merger Closed www.middlefieldbank.bank TSR according to Bloomberg, as of 4/28/2023 MBCN $95.75 CBNK $69.92 KRE $67.62 Since the Liberty acquisition closed on December 1, 2022, Middlefield’s stock has outperformed the SPDR S&P Regional Banking ETF (KRE) and the Nasdaq Bank Index (CBNK) by 41.6% and 36.9%, respectively.

Higher Dividend Payout and Yield www.middlefieldbank.bank Data according to Bloomberg, as of 4/28/2023 ⁽¹⁾Dividend adjusted for merger conversion ratio, where by 1 share of Liberty's stock was converted to 2.752 shares of Middlefield’s common stock ⁽²⁾Liberty’s dividend and yield, as of last trading day with volume according to Bloomberg on 9/22/2022, and prior to the 12/01/2022 merger When adjusting for the merger conversion ratio of 1 share of Liberty converting into 2.752 shares of Middlefield’s common stock, Middlefield’s annualized dividend per share was 47% greater than Liberty. Up +47% Up +41% Annualized Dividends per Share⁽¹⁾ Dividend Yield⁽²⁾ At 9/22/2022 At 9/22/2022 At 4/28/2023 At 4/28/2023

Increased Liquidity www.middlefieldbank.bank Data according to Bloomberg, as of 5/09/2023 From June 1, 2022 – November 30, 2022, there were 105 days or 83% of days where Liberty had no daily trading volume. As a result of the merger with Middlefield, shareholders are benefitting from significantly more trading liquidity. (06/01/2022 – 11/30/2022) (12/01/2022 – 04/28/2023) (12/01/2022 – 04/28/2023)

Benefits from the 2023 Russell Reconstitution www.middlefieldbank.bank Data according to Bloomberg Highlights Timeline On April 28, 2023, Middlefield had a market cap of $219.9 million supporting the Company’s eligibility for inclusion into the 2023 Russell 2000 Reconstitution This year’s market cap cutoff for inclusion in the Russell 2000 was $159.5 million, a 34% decline from the cutoff last year According to Bloomberg, 75 indices owned Middlefield’s stock as of May 22, 2023 The numbers of indices is expected to increase once the Company is included in the Russell 2000 on June 23, 2023 According to analysts at KBW, funds tied to the Russell 2000 will need to purchase an estimated 974,187 shares of Middlefield’s stock

www.middlefieldbank.bank Well Positioned for Any Economic Cycle At March 31, 2023, Middlefield’s allowance for credit losses to nonperforming loans was 293%, while the allowance for credit losses to total loans was 1.46%. Strong Allowance Well Capitalized Limited Nonperforming Loans Conservative Lending Culture Focused on fair pricing, no national or sub-prime lending, lending within market area, and participation loans with banks that have similar credit quality standards and cultures. Equity to assets of 11.30% at March 31, 2023, compared to 10.40% at March 31, 2022. Middlefield did not take TARP, remained profitable and saw annual net charge-offs peak at only $2.5 million for the year ended December 31, 2011. Overall asset quality remains strong, with $6.9 million in nonperforming loans at March 31, 2023, or 0.50% of total loans. 2008 – 2010 Great Financial Crisis Middlefield is focused on balancing stable loan growth with excellent asset quality. This approach has served the Bank well throughout its 120+ year history and difficult economic periods, including the 2008 – 2010 great financial crisis

www.middlefieldbank.bank Strong Deposit Base and Net Interest Margin Overview Deposit Trends (in thousands) Net Loans to Deposit Ratio Net Interest Margin Stable capital levels supported by local deposit base Loan growth funded through core deposits Core deposit funding base supplemented by $66.7 million in cash and cash equivalents, and $169.6 million in investment securities at March 31, 2023 Uninsured deposits to total assets of approximately 19% at March 31, 2023

www.middlefieldbank.bank Excellent Asset Quality and Diverse CRE Composition Overview (at March 31, 2023) CRE Portfolio Composition (at March 31, 2023) Nonperforming Assets to Total Assets Net Charge-Offs (Recoveries) to Net Loans Middlefield has a legacy of safety and soundness, with a lending culture focused on controlling risk throughout economic cycles Secured loans are subject to loan-to-value requirements based on collateral types CRE as a percent of the total loan portfolio was 47% Balanced and diverse CRE portfolio Allowance for credit losses/nonperforming loans was 293%

www.middlefieldbank.bank Strong Asset Quality: 2006 – 2023 NPA and NCO Summary Conservative underwriting philosophy “Quick to downgrade, slow to upgrade” credit philosophy mitigates loss exposure From 2006 to 2023, NCOs have averaged 10.3% of stated NPAs *NPAs exclude TDRs

www.middlefieldbank.bank Successful Acquisition Strategy: Total Assets Have Grown at a 13.5% CAGR Since 2016 The January 2017 Liberty Bank, N.A. acquisition extended Middlefield’s reach in Northeast Ohio and into Cuyahoga and Summit Counties The December 2022 Liberty Bancshares, Inc. acquisition extended Middlefield’s reach in Western and Central Ohio and into Hardin and Logan Counties

www.middlefieldbank.bank Returning Capital to Shareholders Annual Dividend Cumulative Shares Repurchased Middlefield has a history of returning excess capital to shareholders. The Company has increased its regular dividend payment in four of the last six years and paid three special dividends over this period. During the first quarter of 2023, Middlefield repurchased 164,221 shares at an average of $27.44 per share and have 293,910 shares remaining under the February 2023 repurchase program. 2018 included a $0.025 per share special dividend 2021 included a $0.04 per share special dividend 2022 included a $0.10 per share special dividend * Annualized Special cash dividend Regular cash dividend $0.81

www.middlefieldbank.bank “I put together an aggressive growth strategy for my business Exscape Designs. The need for a local relationship-based approach made clear sense. In my experience over the years with Middlefield Bank we have been able to achieve a lot of growth together. With Middlefield you're not just numbers, it's the relationship and community that matters to them.” “Ease Logistics was looking for a small community bank to help us grow our business. We needed a credit line to support our 40% growth. Middlefield bank was able to step up and provide us the working capital we needed, and the process was seamless. When Ease Logistics needed a mortgage for their new headquarters in Dublin, Middlefield Bank was there. We love the staff too!” “It has been a pleasure to do business with Middlefield Bank for these past 20 years. When all of the other local major banks turned away from the business, Middlefield Bank welcomed it with open arms. This relationship started with trust and that trust is the foundation in which we continue to use Middlefield for all of our banking needs.” Strategy Dependent on Customers and Communities Local Strong Committed

www.middlefieldbank.bank Fully automated Digital Account Opening (DAO) solution provides our customers a modern, flexible approach to opening accounts. New digital insurance agency platform. Offers a full-service insurance agency solution to our retail and commercial customers.   Provides simple, seamless access to competitive options. New fraud prevention platform for checks and ACH transactions. Platform empowers customers with the ability to customize actionable alerts and accept or reject suspicious ACH and checks in real-time. Adding Digital Tools and Services to Improve Our Customer Experience and Enhance Our Relationships Digital Account Opening Digital Insurance Agency Digital Fraud Prevention

www.middlefieldbank.bank Loans Supported by Local Decision Making and Individual Service Middlefield’s markets have seen significant industry consolidation in the past ten years, and in most cases, large national and regional banks cannot deliver the same level of community service that Middlefield can offer customers Highlights Residential Real Estate Loans(1) Commercial Loans(2) (3) (2) In millions, commercial loans are C&I plus commercial real estate loans (3) Orange bars reflect PPP loan balance >30 Local Lenders 1 Highly Productive LPO 8.9% Commercial Loan 2017 - 2022 CAGR 5.5% Consumer Loan 2017 – 2022 CAGR (1) In millions, includes consumer installment loans

www.middlefieldbank.bank Controlled Balance Sheet Growth Highlights Total Deposits (in millions) Loans (in millions) Introduced new products to attract more deposits and drive noninterest income At March 31, 2023, Middlefield had a net loan-to-deposit ratio of 95.6%, $66.7 million in cash and cash equivalents, and $169.6 million in investment securities Strong capital levels, robust liquidity, diverse loan and deposit portfolios, and borrowing capacity of $560 million at the FHLB Continuing to enhance delivery in both personal and commercial channels

Supplemental Financial Data (Nasdaq: MBCN)

Annual Financial Summary www.middlefieldbank.bank (1) Per share data adjusted for 2-for-1 stock split on November 8, 2019 Dollars in thousands   2022 2021 2020 2019 2018 2017 Net interest income $ 50,177 $ 48,140 $ 43,388 $ 41,385 $ 40,448 $ 37,348 Provision for loan losses 0 700 9,840 890 840 1,045 Noninterest income 6,746 7,249 5,990 4,841 3,728 4,859 Noninterest expense 38,030 31,991 29,788 30,033 28,743 27,485 Income before income taxes 18,893 22,698 9,750 15,303 14,593 13,677 Income taxes 3,220 4,065 1,401 2,592 2,162 4,222 Net income $ 15,673 $ 18,633 $ 8,349 $ 12,711 $ 12,431 $ 9,455 Net interest margin 4.08% 3.78% 3.54% 3.68% 3.77% 3.82% Total assets $1,687,682 $1,331,006 $1,391,979 $1,182,475 $1,248,398 $1,106,336 Loans outstanding, net $1,338,434 $ 967,349 $1,090,626 $ 977,490 $ 984,681 $ 916,023 Deposits $1,402,019 $1,166,610 $1,225,200 $1,020,843 $1,016,067 $ 878,194 Equity capital $ 197,691 $ 145,335 $ 143,810 $ 137,775 $ 128,290 $ 119,863 Earnings per share - diluted(1) $ 2.59 $ 3.00 $ 1.31 $ 1.96 $ 1.92 $ 1.56 Cash dividend (per share)(1) $ 0.81 $ 0.69 $ 0.60 $ 0.57 $ 0.59 $ 0.54 Dividend pay-out ratio 35.03% 22.76% 45.92% 28.99% 30.40% 35.52% Return on average assets 1.17% 1.36% 0.64% 1.05% 1.09% 0.88% Return on average equity 11.25% 12.74% 5.87% 9.35% 9.94% 8.52% Return on average tangible common equity 12.95% 14.38% 6.66% 10.72% 11.57% 10.15%

Excellent Asset Quality and Capital Levels www.middlefieldbank.bank Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income

Reconciliation of Non-GAAP Measures www.middlefieldbank.bank This presentation includes disclosure of Middlefield Banc Corp.’s tangible book value per share and return on average tangible equity, which are financial measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes or includes amounts that are required to be disclosed by GAAP. Middlefield Banc Corp. believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and Middlefield Banc Corp.’s marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with GAAP.